LVIP SSGA Emerging Markets Equity Index Fund
(Standard and Service Class)
Summary Prospectus
May 1, 2022

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2022, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”), is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. This table does not reflect any variable contract expenses. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Standard Class	Service Class
Management Fee	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	0.52%	0.77%
Less Expense Reimbursement[1]	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses (After Expense Reimbursement)	0.50%	0.75%
1
Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) exceed 0.50% of the Fund’s average daily net assets for the Standard Class (and 0.75% for the Service Class). Any reimbursements made by the Adviser are subject to recoupment from the Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with expense reimbursement for the one-year contractual period and the total operating expenses without expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$51	$165	$289	$651
Service Class	$77	$244	$426	$952
LVIP SSGA Emerging Markets Equity Index Fund1

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
Principal Investment Strategies
SSGA Funds Management, Inc. (the “Sub-Adviser”) serves as the Fund’s sub-adviser. The Sub-Adviser is responsible for the day-to-day management of the Fund’s assets.
The Fund is an “index” fund that seeks to track, before fees and expenses, the total return of the MSCI Emerging Markets Index* (the “Index”) over the long term. As an “index” fund, the Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment.
In seeking to track the performance of the Index, the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to create a portfolio of securities with generally the same risk and return characteristics as those of the Index. The number of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Sub-Adviser may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index, in approximately the same proportions as the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.
The Fund, under normal circumstances, generally invests substantially all, but at least 80%, of its net assets (plus borrowings, if any) in securities included in the Index or in other securities of emerging market companies providing exposure comparable, in the Sub-Adviser’s view, to securities comprising the Index. An “emerging market company” is any company domiciled or doing a substantial portion of its business in countries represented in the Index at the time of purchase. These securities may be represented by American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) or Participatory Notes (P-Notes). The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposures comparable, in the judgment of the Sub-adviser, to investments in the Index may be counted toward satisfaction of this 80% policy. The Fund may invest a portion of its assets in cash and cash equivalents, repurchase agreements and money market instruments, such as money market funds (including money market funds advised by the Sub-Adviser).
The Fund may purchase or sell futures contracts, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in stocks or other investments. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may enter into other derivatives transactions, including the use of options, forwards or swap transactions, in lieu of investing directly in the stocks making up the Index. The Fund may also, to the extent permitted by applicable law, invest in shares of other registered investment companies whose investment objectives and policies are similar to those of the Fund (including funds advised by the Sub-Adviser).
The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging market countries. As of March 31, 2022, the Index comprised 1,246 securities covering large- and mid-cap companies across 24 countries and represented approximately 85% of the market capitalization of MSCI Emerging Markets Investable Market Index (IMI), which is composed of large-, mid- and small-cap companies. As of March 31, 2022, the market capitalization of the companies included in the Index ranged from $133.3 million to $540.3 billion. Countries covered in the Index have historically included, among others, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. As of March 31, 2022, a significant portion of the Index comprised companies in the financial and information technology sectors, although this may change from time to time. As of March 31, 2022, a significant portion of the Index comprised companies located in China and Taiwan and a significant portion of the Index constituents are denominated in Hong Kong Dollars, although this may change from time to time.
*
MSCI® is a trademark of MSCI Inc. (MSCI), and the Fund has obtained a license to use and to refer to the trademark and the MSCI Emerging Markets Index. The Fund referred to herein is not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such Fund or any index on which such Fund is based.
2LVIP SSGA Emerging Markets Equity Index Fund

Principal Risks
All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following risks reflect the principal risks of the Fund.
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Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.
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Stock Investing Risk. Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. Stock prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.
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Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.
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Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.
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Tracking Error Risk. The Fund's performance may deviate substantially from the performance of the Index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund's investments and the Index's components, and other factors. While attempting to replicate the Index return, the Fund may invest in fewer than all of the securities in the Index and in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.
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Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
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Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
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Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
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Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
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Asia-Pacific Countries Risk. Many Asian-Pacific economies can be exposed to high inflation rates, undeveloped financial services sectors, and heavy reliance on international trade. The region’s economies also are dependent on the economies of Asia, Europe and the United States and, in particular, on the price and demand for agricultural products and natural resources.
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Europe Risk. Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the euro and/or withdraw from the EU. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies.
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Latin America Risk. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.
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Russia Risk. In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
LVIP SSGA Emerging Markets Equity Index Fund3

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China Risk. The Fund currently invests a significant portion of its assets in companies located in China, and therefore, the Fund has more exposure to the market, currency, economic, political, regulatory, geopolitical and other risks specific to China. Due to the Fund’s concentration in securities of issuers located in China, the Fund is subject to greater risks of adverse social, political and economic developments in China.
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Financial Services Sector Risk. The profitability of many types of financial services companies may be adversely affected in certain market cycles. For example, periods of rising interest rates may restrict the availability and increase the cost of capital for these companies. In addition, financial services companies often are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers.
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Technology Sector Risk. Investments in technology companies exposed to special risks, such as rapid advances in technology that might cause existing products to become obsolete. Companies in a number of technology industries are also subject to more government regulations and approval processes than many other industries.
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Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
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Large Cap Company Risk. The Fund may invest a relatively large percentage of its assets in the securities of large capitalization companies. While securities in this capitalization range may represent a significant percentage of a market, the Fund’s performance may be adversely affected if securities of large capitalization companies underperform that sector or the market as a whole.
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Derivatives Risk. Derivatives, such as futures, forwards, options, swaps, structured securities and other instruments are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that involve a small initial investment relative to the risk assumed may be considered to be “leveraged,” which can magnify or otherwise increase investment losses.
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Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts or Global Depositary Receipts. Depositary receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, depositary receipt holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
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Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics (such as the novel coronavirus), have been and can be highly disruptive to economies and markets.
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Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
4LVIP SSGA Emerging Markets Equity Index Fund

Annual Total Returns (%)

Highest Quarterly Return	Q2 2020	19.02%
Lowest Quarterly Return	Q1 2020	(24.23%)
Average Annual Total Returns for periods ended 12/31/21

	1 year	Since Inception	Inception Date
LVIP SSGA Emerging Markets Equity Index Fund – Standard Class	-3.30%	9.84%	11/1/18
LVIP SSGA Emerging Markets Equity Index Fund – Service Class	-3.54%	9.57%	11/1/18
MSCI Emerging Markets Index (net dividends) (reflects no deductions for fees, expenses or taxes)	-2.54%	10.80%
Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation (“LIAC”)
Investment Sub-Adviser: SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers

SSGA FM Portfolio Managers	Company Title	Experience with Fund
Thomas Coleman, CFA	Vice President	Since November 2018
Michael Feehily, CFA	Senior Managing Director	Since November 2018
Michael Finocchi	Principal	Since November 2018
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
In general, Contract owners are taxed only on underlying Fund amounts they withdraw from their variable accounts. Contract owners should consult their Contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in the Fund. Contract owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and the Fund, including application of state and local taxes.
LVIP SSGA Emerging Markets Equity Index Fund5

Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
6LVIP SSGA Emerging Markets Equity Index Fund